Rule 497(e)

File Nos. 333-203627; 811-23050

GREAT-WEST SECUREFOUNDATION® II Variable Annuity

Individual Flexible Premium Variable Deferred Annuity Contract

Issued by

Variable Annuity-8 Series Account

of

Great-West Life & Annuity Insurance Company

Supplement dated November 12, 2021

to the Prospectus dated May 1, 2021

This Supplement amends certain information contained in the Prospectus dated May 1, 2021.

Great-West SecureFoundation® Lifetime Funds Merger:

The merger of the Great-West SecureFoundation® Lifetime 2020 Fund, Great-West SecureFoundation® Lifetime 2025 Fund, and Great-West SecureFoundation® Lifetime 2030 Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”) into the Great-West SecureFoundation® Balanced Fund (the “Acquiring Fund”) was completed on or about October 15, 2021 (the “Merger Date”). Effective as of the Merger Date, any assets remaining in the Sub-Accounts for the Acquired Funds became invested in the Sub-Account for the Acquiring Fund. Contract Owners whose assets became invested in the Sub-Accounts for the Acquiring Fund as a result of the merger may transfer those assets into any other investment option without fees or charges, and the transfer will not count against the annual fee transfer limit, within 60 days after the Merger Date. Any transfer from the Acquiring Fund to another investment option will constitute an Excess Withdrawal under the Contract and will result in a reduction or cancellation of the GLWB as described under this Prospectus.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and

Statement of Additional Information dated May 1, 2021.

Please read this Supplement carefully and retain it for future reference.